UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2022

Taylor Morrison Home Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35873	83-2026677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000

Scottsdale, AZ, 85251

(Address of principal executive offices) (Zip Code)

(480) 840-8100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	TMHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 9, 2022 (the “Closing Date”), Taylor Morrison Communities, Inc., a Delaware corporation (the “Borrower”), an indirect subsidiary of Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison” or the “Company”), entered into the Additional Facilities Assumption Agreement (“Additional Facilities Agreement”), relating to the Amended and Restated Credit Agreement (the “Credit Agreement”), by and among the Borrower, Taylor Morrison Home III Corporation, a Delaware corporation (“Holdings”), Taylor Morrison Holdings, Inc., a Delaware corporation (“TMH”), Taylor Morrison Finance, Inc., a Delaware corporation (“U.S. FinCo”), each lender from time to time party thereto (the “Lenders”) and Citibank, N.A. (“Citibank”), as administrative agent for the Lenders. The Additional Facilities Agreement amends the Credit Agreement, increasing the aggregate commitments under the Credit Agreement from $800 million to $1.0 billion. The commitments established pursuant to the Additional Facilities Agreement have the same terms and conditions as the existing commitments under the Credit Agreement. In addition, the Borrower must pay customary fees in connection with the establishment of the additional commitments pursuant to the Additional Facilities Agreement. The Additional Facilities Agreement was entered into solely to increase borrowing capacity and on the Closing Date, no amounts are outstanding under the Credit Agreement.

The foregoing description of the Additional Facilities Agreement is qualified in its entirety by reference to the full text of the Additional Facilities Agreement, which is attached hereto as Exhibit 10.1 and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above, under Item 1.01, is incorporated herein by reference.

Item 9.01 (d)	Financial Statements and Exhibits.

Exhibits

Exhibit Number	Description

10.1	Additional Facilities Assumption Agreement, dated as of September 9, 2022, by and among the Borrower, Taylor Morrison Home III Corporation, Taylor Morrison Holdings, Inc., Taylor Morrison Finance, Inc., the subsidiaries of the Borrower party thereto as guarantors, the lenders party thereto, the issuing banks party thereto and Citibank, N.A., as issuing bank and administrative agent.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2022

Taylor Morrison Home Corporation

By:	/s/ Darrell C. Sherman
Name:	Darrell C. Sherman
Title:	Executive Vice President, Chief Legal Officer and Secretary